U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) August 5, 2003
                                                          --------------

                      WILSON GREATBATCH TECHNOLOGIES, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                       1-16137                   16-1531026
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)

        9645 Wehrle Drive, Clarence, New York                       14031
--------------------------------------------------------------------------------
      (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code (716) 759-6901
                                                           --------------

                                 Not Applicable
            -------------------------------------------------------------
            (Former name or former address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE

      On August 5, 2003, Wilson Greatbatch Technologies, Inc. issued a press release announcing the Company's earnings for the fiscal quarter ended July 4, 2003. A copy of the release is furnished with this report as an exhibit pursuant to Item 12 under Item 9 of this Form 8-K.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 5, 2003                    Wilson Greatbatch Technologies, Inc.

                                         By  /s/ Lawrence P. Reinhold
                                             -----------------------------------
                                             Lawrence P. Reinhold
                                             Executive Vice President and
                                             Chief Financial Officer
                                             (Principal Financial and Accounting
                                             Officer)

EXHIBIT
NUMBER            DESCRIPTION
------            -----------

99.1 Earnings Release of Wilson Greatbatch Technologies, Inc. dated August 5, 2003.